CONTINGENCIES	12 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCIES

NOTE 11 — CONTINGENCIES

Guarantees

As of June 30, 2020, and December 31, 2019, the Company was party to certain contracts in which it guarantees the performance of agreements between various third-party financial institutions. The terms of the guarantees range from three to five years. In the event of a default by a third-party lessee, the Company would be required to pay all or a portion of the remaining unpaid obligations as specified in the contract. The estimated exposure related to these guarantees was $2.5 million and $3.3 million at June 30, 2020 and December 31, 2019, respectively. It is anticipated that the third parties will have the ability to repay the debt without the Company having to honor the guarantee; therefore, no amount has been accrued on the Consolidated Balance Sheets at June 30, 2020 and December 31, 2019.

Legal Proceedings

During the six months ended June 30, 2020 and June 30, 2019, various claims and lawsuits, incidental to the ordinary course of business, were pending against the Company. In the opinion of management, after consultation with legal counsel, resolution of these matters is not expected to have a material effect on the Company’s consolidated financial statements.